Deutsche Bank Global Auto Industry Conference January 10, 2017 Exhibit 99.1

Forward-looking information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015). Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

Visteon today and shareholder value creation A global leader in automotive cockpit electronics delivering a rich, connected cockpit experience for all cars from luxury to entry segment Manufacturing locations 22 10,000 Employees 18 Countries Technical centers 18 $3.1B Annual sales (Electronics) Company headquarters Van Buren Township, Michigan, United States 3-year total shareholder return (12/30/13 – 12/30/16) Visteon 68% S&P 500 30% Peer Group (1) 14% (1) Peers include Autoliv, BorgWarner, Continental, Delphi and Gentex.

Broadest cockpit electronics portfolio in the industry The only pure-play cockpit electronics supplier in the industry Global market share leader across multiple products Debuted the first internet app infotainment platform at CES 2017 First to market with cockpit domain controller Instrument clusters Head-up displays Information displays Infotainment Audio Cockpit domain controllers Telematics

Strategic imperatives communicated at 2016 DB Conference

Status update

Visteon

Strengthen the Core


Emergency
Braking Vehicle
Ahead
Entertainment
Compass
Phone
PRNDS

- ✓ Build organization with exceptional talent across variety of disciplines
- ✓ $5.4 billion in new business wins in 2016
- ✓ Launched record number of new products in 2016 with 41 in China

Move Selectively to Adjacent Products



- ✓ Launched first internet app infotainment platform at CES 2017
- ✓ 2nd major award for SmartCore™ cockpit domain controller
- ✓ Expanded into windshield head-up displays business

Deliver Cost Efficiencies



- ✓ Increased adjusted EBITDA margin from 9.5% in 2015 to ~11% in 2016
- ✓ Generated ~$155 million of adjusted free cash flow in 2016
- ✓ $2.2 billion in 2016 capital returns

Focused and disciplined execution of strategy is accelerating positive results

5

Strong growth in China – the world's largest automotive market

Visteon

(Dollars in millions)

Visteon Domestic China Sales


$264
$315
$380
FY 2015
FY 2016E
FY 2017E

20% sales CAGR in domestic sales from 2015-2017

Joint Venture Partnerships

SAIC
DONGFENG
FAW
CHANGAN

Strong partnerships with "Big 4" automakers
(together represent over 50% of China auto market)

2017 Drivers and Assumptions

- Domestic vehicle production volumes forecasted to grow at ~5%
- Continued sales tax incentive for small cars
- New product launches drive Visteon sales faster than market
- Infotainment and SmartCore™ are largest opportunities for Visteon
- Early engagement with China OEMs on autonomous technology

6

Delivering on technology roadmap 2015 Launched domain controller for cockpit 2017 Launched next-generation infotainment 2018 Launch autonomous driving domain controller platform More than 1,100 total visitors (by appointment only) Over 500 visitors, representing 45 vehicle manufacturers More than 100 investors 41 media and industry analyst briefings with publications such as Automotive News, Forbes, New York Times, TheStreet.com SmartCoreTM PhoenixTM

Visteon 5-year business plan Sales CAGR of 9% outpacing industry production volume growth of 2.4% 16% CAGR (2019-21) 9% CAGR (2016-2021) Visteon Electronics Sales Business Plan Assumptions IHS global production volumes forecasted to grow at 2.4% CAGR from 2016-2021 (reduced from prior plan projection of 3.0%) Key drivers: Improved backlog of $16.5 billion provides strong level of sourced business Growth in three key segments – Clusters 11% CAGR, Infotainment 20%, Head-up Displays 75% New offerings including SmartCoreTM and PhoenixTM drive higher software content China sales outpacing overall company growth rate (Dollars in billions)

Record new business wins driven by technology leadership Electronics only New business wins focused on faster growing markets (Dollars in billions) $5.4 billion consolidated new business wins 11% Increase $16.5 billion current backlog (lifetime) Note: Backlog represents cumulative remaining life-of-program booked sales. 26% Increase

Backlog provides solid foundation for five-year plan 2017-2021 percent sourced sales Note: Backlog represents cumulative remaining life-of-program booked sales. (1) Reflects estimated new business wins needed in 2017 and 2018 to achieve 5-year sales outlook. A portion of these wins would launch by 2021, with the remainder launching in future years. $3.1-3.2 $3.5 $4.7 ~100% Sourced 78% Sourced 42% Sourced 90% Sourced 58% Sourced $4.0 $3.3 NBW required in 2017/18 to achieve 5-year outlook $16.5 billion current backlog (Dollars in billions) (1) Plan assumes annual new business win rate of ~$6 billion in 2017 and 2018 (vs. $5.4 billion in 2016) $16.5 $6.5 $5.5 2017-2021 sourced business 2022+ sourced business Business that will launch in 2017- 2021 Business that will launch post 2021

New technology offerings drive higher growth Instrument clusters Head-up displays Information displays Entry infotainment SmartCore™ Telematics Autonomous driving Visteon Core Products New Offerings Visteon 2016-2021 CAGR vs. Market Phoenix™ infotainment

2017 strategic imperatives

Visteon

Strengthen Core Business



- Deliver higher sales and improve margins to ~11.5%
- Drive new business wins to achieve combined ~$12 billion target for 2017/2018
- Continued focus on operational excellence

Accelerate China Business



- Achieve double-digit China sales growth in 2017
- Introduce SmartCore™ and Phoenix™ technologies in China
- Leverage joint venture relationships to drive adoption of new offerings

Develop Level 3/4 Autonomous Driving Platform



- Leverage SmartCore™ technology platform for sensor fusion
- Early engagement with selected customers
- Launch technology platform at CES 2018

12

Capital Deployment Strategy and Financial Guidance Deutsche Bank Global Auto Industry Conference

$3.5 billion of capital returns to shareholders since 2012… …Committed to future shareholder distributions (Dollars and shares in millions) Represents the dollar weighted average of the average price of shares purchased during the period 2012 through 2015 (adjusted for $43.40 per share special distribution) and the actual average price for shares purchased in 2016. Average Price of All Repurchase Programs (1) $51.25 Special Distribution Share Repurchases New share repurchase authorization for $400 million to be executed through March 2018 Adjusted Free Cash Flow Opportunity for additional capital returns $2,236 $3,536 12/31/16E Fully Diluted Share Count: ~33.3M

Full-year 2016 and 2017 guidance Raising guidance for 2016 with continued margin improvement in 2017 (Electronics product group) FY 2016 Prior Guidance FY 2016 NEW Guidance Sales ~$3.1B ~$3.1B Adjusted EBITDA $325 - 335M $340 - 345M Adjusted EBITDA Margin 10.5% - 10.8% ~11% Adjusted free cash flow $125 - 150M $155 - 160M FY 2017 Guidance $3.1 - 3.2B $355 - 370M ~11.5% $165 - 180M

Reaching long-term margin objective faster than anticipated Increasing margins through cost leverage and increased software content in new offerings Adjusted EBITDA margin (Electronics Product Group) Raising the company’s long-term Adjusted EBITDA Margin objective from 12% to 14% while investing in future technologies ~ ~

Delivering shareholder value Long-Term Growth Through Technology Leadership Margin Expansion / Cash Flow Generation Return Enhancement Through Capital Deployment Revenues to grow to $4.7B in 2021 with current backlog and future business wins Leadership in next-gen infotainment and SmartCoreTM domain controller technologies Improved adjusted EBITDA margin by ~150 bps in 2016 Raising long-term adjusted EBITDA margin objective from 12% to 14% Track record of capital returns: over $3.5 billion since 2012 New share repurchase authorization for $400 million to be executed through March 2018

Appendix Deutsche Bank Global Auto Industry Conference

Use of non-GAAP financial information Because not all companies use identical calculations, adjusted EBITDA, free cash flow and adjusted free cash flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2016 and 2017, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

2017 volume and exchange rate assumptions Global volumes forecasted to increase 1.3% in 2017 2017 full-year impact of movements in FX rates (3) Key exchange rate assumptions 2017 production volumes (1) (2) (1) Source: IHS November 2016 forecast. (2) As of January 9, 2017. (3) Excluding hedges.

2017 vs. 2016 Y/Y drivers Volume: IHS global volumes increase 1.3% in 2017 vs. 2016 Key Visteon customers forecasted to grow below overall market Net New Launches: solid net new product launches Currency: unfavorable impact of Chinese RMB and Euro Pricing: in-line with historical levels Volume / Mix: volume growth offset by unfavorable mix Currency: unfavorable impact of Chinese RMB and Euro Business Equation: material and manufacturing cost savings and lower fixed costs more than offset customer pricing givebacks Sales Adjusted EBITDA

2016 and 2017 guidance reconciliation Adjusted EBITDA (Electronics Product Group)

2016 and 2017 guidance reconciliation (cont’d) Free Cash Flow and Adjusted Free Cash Flow (Electronics Product Group)

Instrument cluster market overview Market Analysis Market Size Market Share (By Revenue) Significant increase on “ALL digital” design solutions Architectural changes to function oriented “Domain Controller” Sourcing models separating HW from SW providers Higher display performance (optical, resolution, size), linkage to Advanced Driver Assistance System and Autonomous Driving Electrification driving power efficiency $7.3B $9.7B 29% 31% 1% -6% -11% CAGR Revenue ($B) Volume (M) 32% 22% 6% -3% -3% CAGR $7.3B $7.7B $8.2B $8.7B $9.4B $9.7B 6% Data Source: IHS Global Production Forecast March-2016. MTJ Cluster Market Analysis 2015-2016, April 2016 (D5 = Fully digital; D4 = Hybrid - gauges & large color TFT; D3 = Hybrid with mid size display; D2 = Hybrid with dot matrix / mono TFT; D1 = gauges & small LCD)

Center information display market overview

Visteon

Market Analysis

- Consumer electronics experience drives demand in automotive (pleasure and aesthetics – OEM design studio/marketing key initiators for early engagement)
- Increase in Display functions (size, sensing, gesture, haptic feedback, functional safety, biometric)
- Advancement in SOC technology and price reduction are driving multi displays use, separation of silver box, and replacing traditional devices (buttons, mirrors)
- Improved optical quality (resolution, brightness, viewing angle, local diming, HDR)
- Seamless integration and functional surfaces extend outside the "traditional display" area (secret till lit, light effects, touch)

Market Share (By Revenue)



2016
Visteon, 24%
$2.5B



2021
Visteon, 13%
$4.3B

Market Size



Revenue ($B)
5.0
4.0
3.0
2.0
1.0
0.0
2016 2017 2018 2019 2020 2021
$2.5B $2.6B $3.0B $3.3B $3.8B $4.3B
CAGR
High 55%
Entry -21%
11%



Volume (M)
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
2016 2017 2018 2019 2020 2021
CAGR
High 52%
Entry -25%

25

Data Source: IHS Q3 2016 Display Market Report, w/Visteon intelligence updates.

Head-up display market overview Market Analysis Market Size Market Share (By Revenue) Strong market trend for wider HUD image Strong demand for Augmented Reality HUD from Premium pulled by Autonomous Driving WHUD maintains higher market shares but balanced by CHUD introductions for lower car segments Market will more than triple in volume and revenue within the plan period (2016 -2021) as Market changes from niche to mainstream 25% 33% CAGR 33% 40% CAGR 29% $0.5B $0.6B $0.8B $1.0B $1.3B $1.6B NA NA Revenue ($B) Volume (M) $0.5B $1.6B Data Source: Marketing Technology Japan CO, Ltd.2014&2016 ; Techno Systems Research 2015; IHS 2014 ; Visteon IFS and Visteon Product Management Triangulations

Audio market overview

Visteon

Market Analysis

- Audio market decline as revenue transitions to Entry Infotainment
- Commodity market with high cost-focus (product price & engineering bill)
- Does not include a color TFT display – therefore not a good solution for integrating functionality with a smartphone
- Semi-AM competitors (FlyAudio) in Emerging Markets

Market Share (By Revenue)

2016



Visteon, 6%

$5.2B

2021



Visteon, 10%

$2.8B

Market Size



Revenue ($B)
30.0
25.0
20.0
15.0
10.0
5.0
-
2016
2017
2018
2019
2020
2021
CAGR
Audio
-11%
Entry Info
22%
Mid/High Info
5%

	2016	2017	2018	2019	2020	2021	
Audio	**$5.2B**	**$4.9B**	**$4.4B**	**$4.1B**	**$3.4B**	**$2.8B**	**-11%**



Volume (M)
120.0
100.0
80.0
60.0
40.0
20.0
-
2016
2017
2018
2019
2020
2021
CAGR
Audio
-9%
Entry Info
22%
Mid/High Info
6%

27

Data Source: IHS Component Forecast Database from July 2016 normalized on IHS Worldwide Production Forecast from March 2016. Translated by Visteon into Market Segmentation. Visteon ASP estimates are applied by market segment to derive revenues and validated with data from Baird Equity Research Sept. 2015.

Infotainment market overview Market Analysis Market Size Market Share (By Revenue) Largest revenue product line Moderate growth rate in Mid / High; large growth in Entry (volume and revenue) Mid/High grows by adding C/D segments; Entry as base Audio replacement Large number of infotainment suppliers with 5 controlling 50% of the market Key drivers are smartphone integration, apps, FOTA, open source standards, cyber security Revenue ($B) Volume (M) $15.7B $22.2B -11% 22% CAGR 5% -9% 22% CAGR 6% 7% $15.7B $16.6B $18.2B $19.4B $21.1B $22.2B All Info Data Source: IHS Component Forecast Database from July 2016  normalized on IHS Worldwide Production Forecast from March 2016. Translated by Visteon into Market Segmentation. Visteon ASP estimates are applied by market segment to derive revenues and validated with data from Baird Equity Research Sept. 2015.

Telematics market overview

Visteon

Market Analysis

- Increasing wireless complexity
- Multiple access & security needs
- Connected services (FOTA / Vehicle data services)
- High-speed vehicle networking (Ethernet)
- Increasing data volume and speeds
- European eCall regulation

Market Share (By Revenue)



2016
Visteon, 7%

2016 Visteon share includes Connectivity revenue that is not TCUs; TCU market share = 1%

$2.7B



2021
Visteon, 2%

$6.0B

Market Size



Revenue ($B)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
2016
2017
2018
2019
2020
2021
Embedded TCU
CAGR
14%

2016	2017	2018	2019	2020	2021
$2.7B	$3.4B	$4.2B	$4.8B	$5.5B	$6.0B



Volume (M)
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2016
2017
2018
2019
2020
2021
Embedded TCU
CAGR
17%

29

Data Source: Strategy Analytics for Revenue and Volume; IHS for market share